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                                                                  Exhibit 10.1.4

                            FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE (hereinafter referred to as the "Amendment") is dated as of this 23rd day of March, 2001 by and between FOREST CITY 64 SIDNEY STREET, INC., an Ohio corporation ("Landlord") and GENZYME CORPORATION, a Massachusetts corporation ("Tenant"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Lease.

                               W I T N E S S E T H

     WHEREAS, Landlord and Tenant's predecessor-in-interest, BioSurface Technology, Inc., entered into that certain Lease dated as of April 30, 1990, as amended by that certain Amendment to Lease dated as of September 11, 1995, that certain Second Amendment to Lease dated as of March 1, 1996, and that certain letter agreement dated December 30, 1999 (collectively, the "Lease"), with respect to certain premises located at 64 Sidney Street, Cambridge, Massachusetts; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to confirm the parking rights and obligations under the Lease, as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Notwithstanding any prior agreement to the contrary, commencing on the date hereof, Landlord shall be obligated to provide and Tenant shall be obligated to pay for as Additional Rent, at market rates in effect from time to time, one and one half parking passes per 1,000 rentable square feet of floor space of the Premises (currently 45,161 rentable square feet).

     2. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     3. The Lease, as amended hereby, is in full force and effect, and is ratified and confirmed, and there are no other amendments or modifications thereto.

     4. This Amendment will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal, as of the day, month and year first above written.


                                             FOREST CITY 64 SIDNEY STREET, INC.
                                             an Ohio corporation


                                               By:   /s/ Michael Farley
                                                   ----------------------------
                                             Name: Michael Farley
                                            Title: Vice President
                                                   Asset Management


                                             GENZYME CORPORATION
                                             a Massachusetts corporation


                                               By:   /s/ Evan M. Lebson
                                                   ----------------------------
                                             Name: EVAN M. LEBSON
                                            Title: VICE-PRESIDENT AND
                                                       TREASURER